Exhibit 10.1

PLAN AND AGREEMENT OF MERGER
OF
DRIVER PASSPORT, INC.
 (A NORTH DAKOTA CORPORATION)

AND

ECO GLOBAL CORPORATION
 (A NEVADA CORPORATION)

PLAN AND AGREEMENT OF MERGER entered into on January 13, 2009, by and between DRIVER PASSPORT, INC., a North Dakota corporation ("Driver Passport"), and ECO GLOBAL CORPORATION, a Nevada corporation ("Eco Global").

WHEREAS, Driver Passport is a business corporation of the State of North Dakota with its registered office therein located at 123 Worthington Street, Suite 203, Spring Valley, CA 91977; and

WHEREAS, the total number of shares of stock which Driver Passport has authority to issue is 50,000,000, of which 40,000,000 are common stock, $.001 par value per share, and 10,000,000 are preferred stock, $.001 par value per share; and

WHEREAS, Eco Global is a business corporation of the State of Nevada with its registered office therein located at 123 Worthington Street, Suite 203, Spring Valley, CA 91977; and

WHEREAS, the total number of shares of stock which Eco Global has authority to issue is 260,000,000, of which 250,000,000 are common stock, $.001 par value per share, and 10,000,000 are preferred stock, $.001 par value per share; and

WHEREAS, the North Dakota Business Corporation Act permits a merger of a business corporation of the State of North Dakota with and into a business corporation of another jurisdiction; and

WHEREAS, the General Corporation Law of the State of Nevada permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Nevada; and

WHEREAS, Driver Passport and Eco Global and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Driver Passport with and into Eco Global pursuant to the provisions of the North Dakota Business Corporation Act and pursuant to the provisions of the General Corporation Law of the State of Nevada upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto hereby determine and agree as follows.

ARTICLE I
MERGER

1.1. CONSTITUENT CORPORATIONS. The name, address and jurisdiction of organization of each of the constituent corporations are set forth below.

A. Driver Passport, a corporation organized under and governed by the laws of the State of North Dakota with a principal place of business at 123 Worthington Street, Suite 203, Spring Valley, CA 91977 (the "terminating corporation").

B. Eco Global, a corporation organized under and governed by the laws of the State of Nevada with a principal place of business at 123 Worthington Street, Suite 203, Spring Valley, CA 91977 (the "surviving corporation").

1.2. SURVIVING CORPORATION. Eco Global shall be the surviving corporation. The principal place of business, Articles of Incorporation, bylaws, officers and directors of Eco Global shall survive the merger without amendment or revision and be the principal place of business, Articles of Incorporation, bylaws, officers and directors of the surviving corporation.

1.3. MERGER. On the Effective Date (as hereinafter set forth) and subject to the terms and conditions of this Agreement, the applicable provisions of the North Dakota Business Corporation Act ("North Dakota Law"), and the applicable provisions of Title 7, Chapter 78 of the Nevada Revised Statutes ("Nevada Law"), Driver Passport is merged with and into Eco Global. The separate existence of Driver Passport shall cease on and after the Effective Date.

ARTICLE II
EXCHANGE AND CONVERSION OF SHARES

2.1. CONVERSION OF CAPITAL STOCK.  On the Effective Date, each issued and outstanding share of the common stock, $.001 par value per share, of Driver Passport shall be converted into the right to receive one (1) fully paid and non-assessable share of the common stock, $.001 par value per share, of Eco Global.

2.2. FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued by Eco Global as a result of the merger. Each fractional share that would otherwise result from the merger shall be cancelled and returned to the authorized and unissued capital stock of Eco Global and a full share of Eco Global common stock, $.001 par value per share, shall be issued in its place.

2.3. NO MANDATORY EXCHANGE. It will not be necessary for shareholders of Driver Passport to exchange their existing stock certificates for certificates of Eco Global. Outstanding stock certificates of the Company should not be destroyed or sent to the surviving corporation.

2.4. EXISTING SHARES. Prior to the merger, no shares of common or preferred stock of Eco Global had been issued.

ARTICLE III
ADDITIONAL COVENANTS AND AGREEMENTS

3.1. OUTSTANDING OPTIONS AND WARRANTS. Except to the extent otherwise provided in outstanding options, warrants, and other rights to purchase shares of the common stock, $.001 par value per share, of Driver Passport, each option, warrant or other right to purchase shares of the common stock, $.001 par value per share, of Driver Passport, shall be exercisable to purchase shares of Eco Global on the same terms and conditions.

3.2. SUBMISSION TO SERVICE IN NORTH DAKOTA. Eco Global agrees that it may be served with process in the State of North Dakota in any proceeding for enforcement of any obligation of the Eco Global arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 10-19.1-98 of the North Dakota Business Corporation Act, and irrevocably appoints the Secretary of State of North Dakota as its agent to accept services of process in any such suit or proceeding.

3.3. COOPERATION. In the event that this Agreement is approved and adopted by the stockholders of Driver Passport in accordance with North Dakota Law, the parties hereto agree that they will cause to be executed and filed and recorded any document or documents prescribed by North Dakota Law or Nevada Law, and that they will cause to be performed all necessary acts within the State of North Dakota and the State of Nevada and elsewhere to effectuate the merger herein provided for.

3.4. ADDITIONAL ASSURANCES. Driver Passport hereby appoints the officers and directors, each acting alone, as its true and lawful attorneys in fact to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement or of the merger herein provided for.

ARTICLE IV
EFFECTIVE DATE

4.1. EFFECTIVE DATE. This merger shall be effective in the State of North Dakota and the State of Nevada on the date a certificate of merger meeting the requirements of North Dakota Law, is filed with the Secretary of State of the State of North Dakota.

4.2. TERMINATION. Notwithstanding the full approval and adoption of this Agreement, the said Agreement may be terminated by either party at any time prior to the filing thereof with the Secretary of State of the State of North Dakota.

4.3. AMENDMENT. Notwithstanding the full approval and adoption of this Agreement, this Agreement may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of North Dakota except that, without the approval of the stockholders of Driver Passport and the stockholders of Eco Global, no such amendment may (a) change the rate of exchange for any shares of Driver Passport or the types or amounts of consideration that will be distributed to the holders of the shares of stock of Driver Passport; (b) change any term of the Articles of Incorporation of Eco Global; or (c) adversely affect any of the rights of the stockholders of Driver Passport or Eco Global.

ARTICLE V
MISCELLANEOUS

5.1. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which may have different signatures and be signed at different times. When all parties have signed at least one counterpart, each counterpart shall be deemed complete and shall constitute the same instrument.

5.2. ENTIRE AGREEMENT. This Agreement and the is intended by the parties to be the final expression of their agreement with respect to the matter set forth herein and is intended to contain all of the terms of such agreement without the need to refer to other documents. There are no other understandings, written or oral, among the parties with respect to the matter set forth herein.

5.3. AMENDMENT. This Agreement may not be amended except by a written instrument signed by the parties hereto.

IN WITNESS WHEREOF, this Agreement is hereby executed upon behalf of each of the parties thereto this 13th day of January, 2009.

DRIVER PASSPORT, INC. (North Dakota)

/s/ Daniel Correa
Daniel Correa, President and Secretary

ECO GLOBAL CORPORATION (Nevada)

/s/ Daniel Correa
Daniel Correa, President and Secretary

3